SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 6, 2013

Layne Christensen Company

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34195	48-0920712
_______________	_______________	_______________
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 Shawnee Mission Parkway
Mission Woods, Kansas 66205

(Address of Principal Executive Offices)
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(913) 362-0510

(Registrant’s telephone number, including area code)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CF$ 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02	Results of Operations and Financial Condition.

On March 6, 2013, the Registrant issued a press release announcing preliminary Fiscal 2013 fourth quarter results, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On March 6, 2013, Registrant issued a press release announcing an $80 million Heavy Civil construction project, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information contained in Item 7.01 of this current report on Form 8-K, including exhibit 99.2, is being "furnished" and shall not be deemed "filed" for the purposes of or otherwise subject to liabilities under Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

Exhibit 99.1. Press Release dated March 6, 2013, announcing preliminary Fiscal 2013 fourth quarter results.

Exhibit 99.2. Press Release dated March 6, 2013, announcing an $80 million Heavy Civil construction project.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Layne Christensen Company
(Registrant)

Date: March 7, 2013	By:	/s/ Rene J. Robichaud
Rene J. Robichaud President and Chief Executive Officer